SL GREEN
REALTY CORP.

SECOND QUARTER 2024
SUPPLEMENTAL DATA

June 30, 2024

MetLife

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of June 30, 2024, the Company held interests in 55 buildings totaling 31.8 million square feet. This included ownership interests in 28.1 million square feet in Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2024 that will be included on Form 10-Q to be filed on or before August 9, 2024.

Supplemental Information	2	Second Quarter 2024

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	18

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	26

Derivative Summary Schedule	27

Lease Liability Schedule	28

Debt and Preferred Equity Investments	29	-	31

Selected Property Data
Property Portfolio	32	-	36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity	39	-	40
Lease Expirations	41	-	43

Summary of Real Estate Acquisition/Disposition Activity	44	-	48

Non-GAAP Disclosures and Reconciliations	49

Analyst Coverage	52

Executive Management	53

Supplemental Information	3	Second Quarter 2024

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Second Quarter 2024

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2023 are as follows:

Added to Same-Store in 2024:	Removed from Same-Store in 2024:
885 Third Avenue	717 Fifth Avenue (disposed)
450 Park Avenue	719 Seventh Avenue (ASP)
Worldwide Plaza (ASP)
115 Spring Street (ASP)
11 West 34th Street (ASP)
650 Fifth Avenue (ASP)
1552-1560 Broadway (ASP)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Second Quarter 2024

SECOND QUARTER 2024 HIGHLIGHTS Unaudited

NEW YORK, July 17, 2024 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended June 30, 2024 of $2.2 million and $0.04 per share as compared to a net loss of $360.2 million and $5.63 per share for the same quarter in 2023.
The Company also reported net income attributable to common stockholders for the six months ended June 30, 2024 of $11.0 million and $0.16 per share as compared to a net loss of $399.9 million and $6.25 per share for the same period in 2023.
The Company reported FFO for the quarter ended June 30, 2024 of $143.9 million and $2.05 per share, or $94.1 million and $1.34 per share, excluding $48.5 million, or $0.69 per share, of gains on discounted debt extinguishments at 280 Park Avenue and 719 Seventh Avenue and $1.4 million, or $0.02 per share, of non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $98.4 million and $1.43 per share for the same period in 2023, which was net of $0.4 million, or $0.01 per share, of non-cash fair value adjustments for derivatives.
The Company also reported FFO for the six months ended June 30, 2024 of $359.4 million and $5.12 per share, or $162.7 million and $2.32 per share, excluding $190.1 million, or $2.71 per share, of gains on discounted debt extinguishments at 2 Herald Square, 280 Park Avenue, and 719 Seventh Avenue and $6.5 million, or $0.09 per share, of non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $203.9 million and $2.96 per share for the same period in 2023.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, decreased by 0.9% for the second quarter of 2024, or 1.3% excluding lease termination income, as compared to the same period in 2023.
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, increased by 0.1% for the six months ended June 30, 2024, and decreased 1.3% excluding lease termination income, as compared to the same period in 2023.
During the second quarter of 2024, the Company signed 38 office leases in its Manhattan office portfolio totaling 420,513 square feet. The average rent on the Manhattan office leases signed in the second quarter of 2024, excluding leases signed at One Vanderbilt and One Madison, was $100.66 per rentable square foot with an average lease term of 8.8 years and average tenant concessions of 7.0 months of free rent with a tenant improvement allowance of $77.26 per rentable square foot. Twenty-one leases comprising 266,133 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $112.76 per rentable square foot, representing a 15.5% increase over the previous fully escalated rents on the same office spaces.
During the six months ended June 30, 2024, the Company signed 98 office leases in its Manhattan office portfolio totaling 1,054,173 square feet. The average rent on the Manhattan office leases signed in 2024, excluding leases signed at One Vanderbilt and One Madison, was $85.54 per rentable square foot with an average lease term of 7.5 years and average tenant concessions of 6.9 months of free rent with a tenant improvement allowance of $63.46 per rentable square foot. Fifty-three leases comprising 560,716 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $94.45 per rentable square foot, representing a 5.4% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 89.6% as of June 30, 2024, inclusive of 436,291 square feet of leases signed but not yet commenced, as compared to 89.2% at the end of the previous quarter. The Company expects to increase Manhattan same-store office occupancy, inclusive of leases signed but not yet commenced, to more than 91.5% by December 31, 2024.
Significant leasing activity in the second quarter and to date in July includes:
•Renewal and expansion with Ares Management for 307,336 square feet at 245 Park Avenue;
•New lease with Elliot Management Corporation for 149,437 square feet at 280 Park Avenue;
•New lease with Tradeweb Markets LLC for 75,825 square feet at 245 Park Avenue;

Supplemental Information	6	Second Quarter 2024

SECOND QUARTER 2024 HIGHLIGHTS Unaudited

•Three new leases for a total of 37,856 square feet at 220 East 42nd Street;
•Early renewal with Brightwood Capital Advisors for 17,320 square feet at 810 Seventh Avenue;
•New lease with Bluerock Real Estate LLC for 14,085 square feet at 919 Third Avenue; and
•New lease with Willow Tree Capital Partners for 10,820 square feet at 450 Park Avenue.
Investment Activity
Contracted for sale of 100% of the Giorgio Armani Residences at 760 Madison Avenue for gross consideration totaling $168.2 million. All sales are expected to close in the fourth quarter of 2024.
In July, the Company closed on the previously announced sale of the Palisades Premier Conference Center for $26.3 million plus certain fees payable to the Company. The Company took control of the property in July 2023 in partial satisfaction of a legal judgement. The transaction generated net proceeds to the Company of $19.8 million.
In June, the Company closed on the previously announced sale of 719 Seventh Avenue in Times Square for $30.5 million plus certain fees payable to the Company. The transaction generated net proceeds to the Company of $3.6 million after repayment of the mortgage loan. In connection with the closing of the sale, the Company repaid the existing $50.0 million mortgage for $32.0 million.
In May, together with our joint venture partner, the Company closed on the previously announced sale of the fee ownership interest in 625 Madison Avenue for a gross sales price of $634.6 million plus certain fees payable to the Company. In connection with the sale, the Company, together with its joint venture partner, originated a $235.5 million preferred equity investment in the property. The transaction generated net proceeds to the Company of $199.3 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity portfolio was $495.7 million at June 30, 2024, including $205.2 million representing the Company's share of the preferred equity investment in 625 Madison Avenue that was originated in the second quarter and is accounted for as an unconsolidated joint venture. The portfolio had a weighted average current yield of 7.5%, or 8.8% as of June 30, 2024, excluding the effect of a $50.0 million investment that is on non-accrual. During the second quarter, no investments were sold or repaid, and the Company did not acquire any new investments.
Financing Activity
In April, together with our joint venture partner, closed on a modification and extension of the $1.075 billion securitized mortgage on 280 Park Avenue. The modification extended the maturity date to September 2026, with the partnership's option to extend to a fully extended maturity date of September 2028. The interest rate was maintained at 1.78% over Term SOFR, which the partnership subsequently fixed at 5.84% through the fully extended maturity date.
The partnership separately modified and extended the $125.0 million mezzanine loan on 280 Park Avenue and subsequently repaid the loan for $62.5 million.

Supplemental Information	7	Second Quarter 2024

SECOND QUARTER 2024 HIGHLIGHTS Unaudited

Special Servicing and Asset Management Activity
The Company continues to grow its special servicing and asset management business, with $3.0 billion of active assignments. In addition, we have been designated as special servicer of $6.4 billion of assets that are not currently in special servicing. Since inception, the Company's cumulative special servicing and asset management appointments total $17.4 billion.
Earnings Guidance
The Company is increasing its 2024 earnings guidance range for the year ending December 31, 2024 to FFO per share of $7.45 to $7.75, to reflect the outperformance of the real estate portfolio and SUMMIT One Vanderbilt as well as incremental fee generation, while maintaining its 2024 net income guidance range of $2.73 to $3.03.
Dividends
In the second quarter of 2024, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.25 per share, which were paid in cash on May 15, June 17, and July 15, 2024, equating to an annualized dividend of $3.00 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period April 15, 2024 through and including July 14, 2024, which was paid in cash on July 15, 2024 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 18, 2024, at 2:00 pm ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BIa4aa7c3f3c3b4914a98f1cb01261b5f1.

Supplemental Information	8	Second Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(0.04)	$0.20	$(2.45)	$(0.38)	$(5.63)
Funds from operations (FFO) available to common stockholders - diluted	$2.05	$3.07	$0.72	$1.27	$1.43

Common Share Price & Dividends
Closing price at the end of the period	$56.64	$55.13	$45.17	$37.30	$30.05
Closing high price during period	$57.38	$55.13	$48.00	$41.47	$30.72
Closing low price during period	$48.32	$42.45	$29.25	$29.79	$20.60
Annual dividend per common share	$3.00	$3.00	$3.00	$3.25	$3.25

FFO dividend payout ratio (trailing 12 months)	43.7%	48.8%	65.2%	57.1%	55.5%
Funds available for distribution (FAD) dividend payout ratio (trailing 12 months)	54.2%	63.8%	97.3%	89.4%	90.4%

Common Shares & Units
Common shares outstanding	64,814	64,806	64,726	64,398	64,387
Units outstanding	4,299	4,417	3,949	4,139	4,238
Total common shares and units outstanding	69,113	69,223	68,675	68,537	68,625

Weighted average common shares and units outstanding - basic	68,740	68,767	68,014	68,296	68,341
Weighted average common shares and units outstanding - diluted	70,180	70,095	69,300	69,105	68,933

Market Capitalization
Market value of common equity	$3,914,560	$3,816,264	$3,102,050	$2,556,430	$2,062,181
Liquidation value of preferred equity/units	396,730	396,500	396,500	396,500	396,500
Consolidated debt	3,639,892	3,801,378	3,507,386	3,368,872	3,825,313
Consolidated market capitalization	$7,951,182	$8,014,142	$7,005,936	$6,321,802	$6,283,994
SLG share of unconsolidated JV debt	6,866,190	7,087,348	7,352,275	7,345,740	7,113,281
Market capitalization including SLG share of unconsolidated JVs	$14,817,372	$15,101,490	$14,358,211	$13,667,542	$13,397,275

Consolidated debt service coverage (trailing 12 months)	3.26x	2.82x	2.27x	2.31x	2.50x
Consolidated fixed charge coverage (trailing 12 months)	2.63x	2.32x	1.88x	1.94x	2.09x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.69x	1.59x	1.41x	1.49x	1.61x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.54x	1.44x	1.28x	1.35x	1.44x

Supplemental Information	9	Second Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2024		3/31/2024		12/31/2023	9/30/2023	6/30/2023

Selected Balance Sheet Data
Real estate assets before depreciation	$6,264,757	(1)	$6,260,955	(1)	$6,102,864	$6,039,003	$5,963,895
Investments in unconsolidated joint ventures	$2,895,399		$2,984,786		$2,983,313	$3,152,752	$3,228,663
Debt and preferred equity investments	$290,487		$352,347		$346,745	$334,327	$636,476
Cash and cash equivalents	$199,501		$196,035		$221,823	$189,750	$191,979
Investment in marketable securities	$16,593		$10,673		$9,591	$9,616	$9,797

Total assets	$9,548,652		$9,764,292		$9,531,181	$9,690,582	$10,041,288

Consolidated fixed rate & hedged debt	$3,039,399		$3,040,885		$3,237,386	$3,248,724	$3,250,165
Consolidated variable rate debt	540,000		650,000		160,000	10,148	465,148
Consolidated ASP debt	60,493		110,493		110,000	110,000	110,000
Total consolidated debt	$3,639,892		$3,801,378		$3,507,386	$3,368,872	$3,825,313
Deferred financing costs, net of amortization	(14,304)		(15,875)		(16,639)	(18,340)	(20,394)
Total consolidated debt, net	$3,625,588		$3,785,503		$3,490,747	$3,350,532	$3,804,919

Total liabilities	$5,358,337		$5,521,908		$5,270,704	$5,168,616	$5,460,520

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,720,916		$8,418,284		$8,703,587	$8,719,794	$9,108,034
Variable rate debt, including SLG share of unconsolidated JV debt (2)	785,013		1,429,640		964,467	818,474	670,731
ASP debt, including SLG share of unconsolidated ASP JV debt	1,000,153		1,040,802		1,191,607	1,176,344	1,159,829
Total debt, including SLG share of unconsolidated JV debt	$10,506,082		$10,888,726		$10,859,661	$10,714,612	$10,938,594

Selected Operating Data
Property operating revenues	$150,632		$141,504		$151,357	$150,991	$185,945
Property operating expenses	(84,759)		(81,619)		(86,467)	(88,033)	(93,497)
Property NOI	$65,873		$59,885		$64,890	$62,958	$92,448
SLG share of unconsolidated JV Property NOI	117,506		116,741		119,506	126,661	106,566
Property NOI, including SLG share of unconsolidated JV Property NOI	$183,379		$176,626		$184,396	$189,619	$199,014
SUMMIT Operator revenue	32,602		25,604		35,240	35,069	28,180
Investment income, including SLG share of unconsolidated JV	7,911		7,403		7,176	10,010	9,420
Other income, including SLG share of unconsolidated JV	35,077		17,162		17,983	25,746	27,994
Gain (loss) on early extinguishment of debt, including SLG share of unconsolidated JV	48,482		141,664		(870)	—	—
SUMMIT Operator expenses	(23,188)		(21,858)		(24,887)	(32,801)	(22,836)
Loan loss and other investment reserves, net of recoveries	—		—		—	—	—
Transaction costs, including SLG share of unconsolidated JVs	(76)		(16)		(16)	(166)	(33)
Marketing general & administrative expenses	(20,032)		(21,313)		(42,257)	(22,873)	(22,974)
Income taxes	1,230		606		737	(544)	802
EBITDAre	$265,385		$325,878		$177,502	$204,060	$219,567

(1) Includes $21.6 million attributable to Palisades Premier Conference Center, which was held for sale as of June 30, 2024 and was sold on July 9, 2024.
(2) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Second Quarter 2024

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023

Selected Operating Data
Property operating revenues	$145,369	$136,869	$145,542	$145,547	$181,045
Property operating expenses	73,436	70,223	73,799	78,271	83,135
Property NOI	$71,933	$66,646	$71,743	$67,276	$97,910

Other income - consolidated	$2,270	$2,136	$2,190	$3,285	$1,157

SLG share of property NOI from unconsolidated JVs	$117,384	$116,617	$120,572	$126,531	$106,445

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	14	14	13	13	13
Unconsolidated office buildings in service	10	10	12	12	12
	24	24	25	25	25

Consolidated office buildings in service - square footage	8,753,441	8,753,441	8,399,141	8,399,141	8,399,141
Unconsolidated office buildings in service - square footage	13,009,149	13,009,149	15,412,174	15,412,174	15,412,174
	21,762,590	21,762,590	23,811,315	23,811,315	23,811,315

Same-Store office occupancy inclusive of leases signed not yet commenced	89.6%	89.2%	89.8%	89.9%	89.8%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	30	31	20	21	21
Renewal leases commenced	12	19	6	22	11
Total office leases commenced	42	50	26	43	32

Commenced office square footage filling vacancy	195,953	109,576	37,718	80,485	44,346
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	211,251	280,879	235,703	218,964	369,906
Total office square footage commenced	407,204	390,455	273,421	299,449	414,252

Average starting cash rent psf - office leases commenced	$96.79	$75.11	$107.62	$82.96	$78.88
Previous escalated cash rent psf - office leases commenced (3)	$100.86	$76.02	$102.55	$86.10	$78.00
(Decrease) increase in new cash rent over previously escalated cash rent (2) (3)	(4.0)%	(1.2)%	4.9%	(3.6)%	1.1%
Average lease term	11.9	7.0	11.5	4.9	5.6
Tenant concession packages psf	$105.17	$52.48	$102.43	$33.25	$49.43
Free rent months	10.0	7.3	10.3	5.0	7.2

(1) Property data for operating buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Second Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2024		3/31/2024		12/31/2023	9/30/2023	6/30/2023
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,134,432		$1,150,681		$1,092,671	$1,090,370	$1,071,469
Building and improvements	3,743,316		3,729,884		3,655,624	3,605,247	3,494,853
Building leasehold and improvements	1,365,423		1,358,851		1,354,569	1,343,386	1,397,573
	6,243,171		6,239,416		6,102,864	6,039,003	5,963,895
Less: accumulated depreciation	(2,041,102)		(2,005,893)		(1,968,004)	(1,935,594)	(1,892,607)
Net real estate	4,202,069		4,233,523		4,134,860	4,103,409	4,071,288

Other real estate investments:
Debt and preferred equity investments, net (1)	290,487		352,347		346,745	334,327	636,476
Investment in unconsolidated joint ventures	2,895,399		2,984,786		2,983,313	3,152,752	3,228,663

Assets held for sale, net	21,615	(2)	21,586	(2)	—	—	—
Cash and cash equivalents	199,501		196,035		221,823	189,750	191,979
Restricted cash	116,310		122,461		113,696	119,573	119,080
Investment in marketable securities	16,593		10,673		9,591	9,616	9,797
Tenant and other receivables	41,202		38,659		33,270	37,295	36,657
Related party receivables	8,127		12,229		12,168	9,723	28,955
Deferred rents receivable	266,596		267,969		264,653	262,808	260,625
Deferred costs, net	107,163		109,296		111,463	108,370	112,347
Right-of-use assets - operating leases	875,878		880,926		885,929	890,888	895,815
Other assets	507,712		533,802		413,670	472,071	449,606

Total Assets	$9,548,652		$9,764,292		$9,531,181	$9,690,582	$10,041,288

(1) This balance excludes a $205.2 million preferred equity investment included in the Investment in unconsolidated joint ventures line item.
(2) Includes Palisades Premier Conference Center, which was sold on July 9, 2024.

Supplemental Information	12	Second Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2024		3/31/2024		12/31/2023	9/30/2023	6/30/2023
Liabilities
Mortgages and other loans payable	$1,649,892		$1,701,378		$1,497,386	$1,518,872	$1,520,313
Unsecured term loans	1,250,000		1,250,000		1,250,000	1,250,000	1,675,000
Unsecured notes	100,000		100,000		100,000	100,000	100,000
Revolving credit facility	540,000		650,000		560,000	400,000	430,000
Deferred financing costs	(14,304)		(15,875)		(16,639)	(18,340)	(20,394)
Total debt, net of deferred financing costs	3,525,588		3,685,503		3,390,747	3,250,532	3,704,919
Accrued interest payable	20,083		23,217		17,930	17,934	15,711
Accounts payable and accrued expenses	121,050		101,495		153,164	146,332	116,700
Deferred revenue	153,660		157,756		134,053	136,063	125,589
Lease liability - financing leases	106,187		105,859		105,531	105,198	104,870
Lease liability - operating leases	819,439		823,594		827,692	887,412	890,305
Dividends and distributions payable	20,088		20,135		20,280	21,725	21,750
Security deposits	58,002		56,398		49,906	50,071	49,877
Liabilities related to assets held for sale	10,424	(1)	10,649	(1)	—	—	—
Junior subordinated deferrable interest debentures	100,000		100,000		100,000	100,000	100,000
Other liabilities	423,816		437,302		471,401	453,349	330,799
Total Liabilities	5,358,337		5,521,908		5,270,704	5,168,616	5,460,520

Noncontrolling interests in Operating Partnership
(4,299 units outstanding at 6/30/2024)	265,823		272,235		238,051	248,222	254,434
Preferred units	166,731		166,501		166,501	166,501	166,501

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932		221,932		221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,874
issued and outstanding at 6/30/2024, including 1,060 shares held in treasury	660		660		660	656	656
Additional paid–in capital	3,836,751		3,831,130		3,826,452	3,813,758	3,805,704
Treasury stock at cost	(128,655)		(128,655)		(128,655)	(128,655)	(128,655)
Accumulated other comprehensive income	40,371		40,151		17,477	69,616	57,769
Retained (deficit) earnings	(279,763)		(229,607)		(151,551)	62,406	135,518
Total SL Green Realty Corp. stockholders' equity	3,691,296		3,735,611		3,786,315	4,039,713	4,092,924

Noncontrolling interests in other partnerships	66,465		68,037		69,610	67,530	66,909

Total Equity	3,757,761		3,803,648		3,855,925	4,107,243	4,159,833

Total Liabilities and Equity	$9,548,652		$9,764,292		$9,531,181	$9,690,582	$10,041,288

(1) Includes Palisades Premier Conference Center, which was sold on July 9, 2024.

Supplemental Information	13	Second Quarter 2024

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2024	2023	2024	2024	2023
Revenues
Rental revenue, net	$135,563	$165,651	$128,203	$263,766	$340,243
Escalation and reimbursement revenues	15,069	20,294	13,301	28,370	40,744
SUMMIT Operator revenue	32,602	28,180	25,604	58,206	47,951
Investment income	6,191	9,103	7,403	13,594	18,160
Other income	33,395	22,808	13,371	46,766	44,702
Total Revenues	222,820	246,036	187,882	410,702	491,800

Gain on early extinguishment of debt	17,777	—	—	17,777	—

Expenses
Operating expenses	46,333	46,957	43,608	89,941	99,021
Real estate taxes	32,058	39,885	31,606	63,664	81,268
Operating lease rent	6,368	6,655	6,405	12,773	12,956
SUMMIT Operator expenses	23,188	22,836	21,858	45,046	43,524
Loan loss and other investment reserves, net of recoveries	—	—	—	—	6,890
Transaction related costs	76	33	16	92	917
Marketing, general and administrative	20,032	22,974	21,313	41,345	46,259
Total Operating Expenses	128,055	139,340	124,806	252,861	290,835

Equity in net income (loss) from unconsolidated joint ventures	4,325	(21,932)	111,160	115,485	(29,344)

Operating Income	116,867	84,764	174,236	291,103	171,621

Interest expense, net of interest income	35,803	40,621	31,173	66,976	82,274
Amortization of deferred financing costs	1,677	2,154	1,539	3,216	4,175
SUMMIT Operator tax expense	1,855	1,879	(1,295)	560	3,146
Depreciation and amortization	52,247	69,335	48,584	100,831	148,117
Income (Loss) from Continuing Operations (1)	25,285	(29,225)	94,235	119,520	(66,091)

Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(8,129)	—	26,764	18,635	(79)
Purchase price and other fair value adjustments	1,265	(17,409)	(50,492)	(49,227)	(17,170)
Loss on sale of real estate, net	(2,741)	(26,678)	—	(2,741)	(28,329)
Depreciable real estate reserves	(13,721)	(305,916)	(52,118)	(65,839)	(305,916)
Net Income (Loss)	1,959	(379,228)	18,389	20,348	(417,585)

Net loss attributable to noncontrolling interests	2,024	24,622	393	2,417	28,584
Preferred units distributions	(2,406)	(1,851)	(1,903)	(4,309)	(3,449)
Net Income (Loss) attributable to SL Green	1,577	(356,457)	16,879	18,456	(392,450)

Perpetual preferred stock dividends	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)
Net (Loss) Income attributable to SL Green common stockholders	$(2,160)	$(360,194)	$13,141	$10,981	$(399,925)

Basic (loss) earnings per share	$(0.04)	$(5.63)	$0.20	$0.16	$(6.25)
Diluted (loss) earnings per share	$(0.04)	$(5.63)	$0.20	$0.16	$(6.25)

(1) Before equity in net (loss) gain, purchase price and other fair value adjustments, loss on sale and depreciable real estate reserves shown below.

Supplemental Information	14	Second Quarter 2024

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2024	2023	2024	2024	2023
Funds from Operations
Net (Loss) Income attributable to SL Green common stockholders	$(2,160)	$(360,194)	$13,141	$10,981	$(399,925)

Depreciation and amortization	52,247	69,335	48,584	100,831	148,117
Joint ventures depreciation and noncontrolling interests adjustments	72,238	65,149	74,258	146,496	134,683
Net loss attributable to noncontrolling interests	(2,024)	(24,622)	(393)	(2,417)	(28,584)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	8,129	—	(26,764)	(18,635)	79
Purchase price and other fair value adjustments	50	17,013	55,652	55,702	17,013
Loss on sale of real estate, net	2,741	26,678	—	2,741	28,329
Depreciable real estate reserves	13,721	305,916	52,118	65,839	305,916
Depreciation on non-rental real estate assets	(1,000)	(851)	(1,153)	(2,153)	(1,719)
Funds From Operations	$143,942	$98,424	$215,443	$359,385	$203,909

Funds From Operations - Basic per Share	$2.08	$1.43	$3.11	$5.19	$2.98

Funds From Operations - Diluted per Share	$2.05	$1.43	$3.07	$5.12	$2.96

Funds Available for Distribution
FFO	$143,942	$98,424	$215,443	$359,385	$203,909

Non real estate depreciation and amortization	1,000	851	1,153	2,153	1,719
Amortization of deferred financing costs	1,677	2,154	1,539	3,216	4,175
Non-cash deferred compensation	9,454	12,236	10,780	20,234	26,183
FAD adjustment for joint ventures	(15,166)	(21,813)	(11,381)	(26,547)	(42,651)
Straight-line rental income and other non-cash adjustments	2,503	(11,371)	(3,067)	(564)	(26,697)
Non-cash fair value adjustments on mark-to-market derivatives	(1,315)	396	(5,160)	(6,475)	157
Second cycle tenant improvements	(19,305)	(15,259)	(13,479)	(32,784)	(20,900)
Second cycle leasing commissions	(3,791)	(1,240)	(3,487)	(7,278)	(4,809)
Revenue enhancing recurring CAPEX	(33)	(135)	(19)	(52)	(238)
Non-revenue enhancing recurring CAPEX	(4,737)	(4,280)	(2,375)	(7,112)	(7,324)
Reported Funds Available for Distribution	$114,229	$59,963	$189,947	$304,176	$133,524

First cycle tenant improvements	$1,128	$543	$461	$1,589	$565
First cycle leasing commissions	$40	$5	$—	$40	$108
Development costs	$13,422	$11,341	$15,697	$29,119	$19,149
Redevelopment costs	$2,870	$3,451	$1,654	$4,524	$8,144
Capitalized interest	$13,784	$26,969	$17,949	$31,733	$52,433

Supplemental Information	15	Second Quarter 2024

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Income	Total

Balance at December 31, 2023	$221,932	$660	$3,826,452	$(128,655)	$(151,551)	$69,610	$17,477	$3,855,925

Net income					18,456	(3,165)		15,291
Acquisition of subsidiary interest from noncontrolling interest						(5,674)		(5,674)
Other comprehensive income - net unrealized loss on derivative instruments							21,311	21,311
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							268	268
Other comprehensive income - net unrealized loss on marketable securities							1,315	1,315
Perpetual preferred stock dividends					(7,475)			(7,475)
DRSPP proceeds			120					120
Reallocation of noncontrolling interest in the Operating Partnership					(42,477)			(42,477)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings			10,179					10,179
Consolidation of partially owned entity						6,678		6,678
Cash distributions to noncontrolling interests						(2,807)		(2,807)
Cash distributions declared ($1.5000 per common share, none of which represented a return of capital for federal income tax purposes)					(96,716)			(96,716)

Balance at June 30, 2024	$221,932	$660	$3,836,751	$(128,655)	$(279,763)	$66,465	$40,371	$3,757,761

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2023	64,726,253	3,949,448	—	68,675,701

YTD share activity	87,782	349,389	—	437,171
Share Count at June 30, 2024	64,814,035	4,298,837	—	69,112,872

Weighting factor	(19,469)	114,524	929,141	1,024,196
Weighted Average Share Count at June 30, 2024 - Diluted	64,794,566	4,413,361	929,141	70,137,068

Supplemental Information	16	Second Quarter 2024

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	June 30, 2024		March 31, 2024		December 31, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,222,970	$2,110,135	$4,852,319	$2,679,256	$4,991,534	$2,732,409
Building and improvements	14,103,745	7,082,454	13,994,777	7,049,600	14,428,029	7,194,972
Building leasehold and improvements	1,008,186	408,457	995,651	402,349	984,811	346,818
	19,334,901	9,601,046	19,842,747	10,131,205	20,404,374	10,274,199
Less: accumulated depreciation	(2,820,658)	(1,430,518)	(2,718,615)	(1,376,515)	(2,842,968)	(1,384,319)
Net real estate	16,514,243	8,170,528	17,124,132	8,754,690	17,561,406	8,889,880

Other real estate investments:
Debt and preferred equity investments, net	225,743	205,268	—	—	—	—

Cash and cash equivalents	311,324	155,441	258,238	124,307	334,197	161,856
Restricted cash	361,579	201,126	350,224	199,439	321,841	188,373
Tenant and other receivables	22,346	15,333	46,850	29,773	38,539	20,865
Deferred rents receivable	597,063	344,123	587,963	339,523	634,993	351,054
Deferred costs, net	330,642	179,972	335,443	182,608	339,085	179,850
Right-of-use assets - financing leases	732,548	516,603	683,194	500,415	685,133	317,300
Right-of-use assets - operating leases	198,611	96,176	217,316	102,958	220,801	104,552
Other assets	2,145,709	897,768	2,203,435	927,298	2,245,680	935,322

Total Assets	$21,439,808	$10,782,338	$21,806,795	$11,161,011	$22,381,675	$11,149,052

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $89,982 at 6/30/2024, of which $49,691 is SLG share	$13,593,682	$6,816,499	$13,824,249	$7,036,750	$14,799,277	$7,297,410
Accrued interest payable	64,401	28,380	54,743	25,388	55,103	23,408
Accounts payable and accrued expenses	241,413	121,004	256,658	119,696	270,788	112,455
Deferred revenue	1,022,793	462,077	1,070,740	487,183	1,108,180	498,387
Lease liability - financing leases	790,442	549,067	745,257	534,330	745,473	346,350
Lease liability - operating leases	223,978	110,396	242,042	116,937	244,803	118,248
Security deposits	46,383	21,702	40,764	20,292	43,503	22,510
Other liabilities	78,344	51,570	78,368	48,736	78,311	49,330
Equity	5,378,372	2,621,643	5,493,974	2,771,699	5,036,237	2,680,954

Total Liabilities and Equity	$21,439,808	$10,782,338	$21,806,795	$11,161,011	$22,381,675	$11,149,052

Supplemental Information	17	Second Quarter 2024

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	June 30, 2024		June 30, 2023		March 31, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$302,425	$155,563	$284,782	$147,455	$300,675	$159,279
Escalation and reimbursement revenues	57,800	32,404	48,091	26,124	58,872	33,076
Investment income	1,904	1,720	1,249	317	20	—
Other income	2,878	1,682	10,167	5,186	5,772	3,791
Total Revenues	365,007	191,369	344,289	179,082	365,339	196,146

Gain on early extinguishment of debt	61,185	30,705	—	—	172,519	141,664

Expenses
Operating expenses	59,733	30,820	58,776	30,331	65,750	34,701
Real estate taxes	73,479	37,707	66,124	33,318	75,632	38,785
Operating lease rent	8,478	1,934	7,258	3,364	9,025	2,128
Total Operating Expenses	141,690	70,461	132,158	67,013	150,407	75,614

Operating Income	284,502	151,613	212,131	112,069	387,451	262,196

Interest expense, net of interest income	142,196	69,280	129,154	62,589	149,854	72,803
Amortization of deferred financing costs	4,159	2,367	7,198	3,141	6,072	3,095
Depreciation and amortization	135,611	70,652	117,402	60,781	134,178	69,446
Net Income (Loss)	2,536	9,314	(41,623)	(14,442)	97,347	116,852

Real estate depreciation	135,608	70,650	117,395	60,776	134,172	69,442
FFO Contribution	$138,144	$79,964	$75,772	$46,334	$231,519	$186,294

FAD Adjustments:
Non real estate depreciation and amortization	$3	$2	$7	$5	$6	$4
Amortization of deferred financing costs	4,159	2,367	7,198	3,141	6,072	3,095
Straight-line rental income and other non-cash adjustments	(18,770)	(10,423)	(17,828)	(11,356)	(9,519)	(10,841)
Second cycle tenant improvements	(6,764)	(3,625)	(18,695)	(9,550)	(4,909)	(2,640)
Second cycle leasing commissions	(4,926)	(2,583)	(4,436)	(2,253)	(1,411)	(830)
Revenue enhancing recurring CAPEX	(55)	(28)	(556)	(284)	(41)	(22)
Non-revenue enhancing recurring CAPEX	(1,617)	(876)	(2,928)	(1,516)	(357)	(147)
Total FAD Adjustments	$(27,970)	$(15,166)	$(37,238)	$(21,813)	$(10,159)	$(11,381)

First cycle tenant improvements	$4,423	$1,260	$622	$159	$3,081	$1,027
First cycle leasing commissions	$49	$24	$182	$46	$1,735	$489
Development costs	$36,437	$12,743	$74,164	$20,218	$51,737	$14,174
Redevelopment costs	$12,815	$4,270	$25,462	$9,403	$11,489	$3,848
Capitalized interest	$40,628	$15,009	$32,867	$10,629	$34,889	$13,256

Supplemental Information	18	Second Quarter 2024

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended
	June 30, 2024		June 30, 2023

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$603,100	$314,842	$610,446	$314,642
Escalation and reimbursement revenues	116,672	65,480	105,489	57,673
Investment income	1,924	1,720	2,485	630
Other income	8,650	5,473	15,321	7,944
Total Revenues	730,346	387,515	733,741	380,889

Gain on early extinguishment of debt	233,704	172,369	—	—

Expenses
Operating expenses	125,483	65,521	120,744	62,875
Real estate taxes	149,111	76,492	14,439	6,702
Operating lease rent	17,503	4,062	131,864	66,433
Total Operating Expenses	292,097	146,075	267,047	136,010

Operating Income	671,953	413,809	466,694	244,879

Interest expense, net of interest income	292,050	142,083	258,631	125,735
Amortization of deferred financing costs	10,231	5,462	14,243	6,203
Depreciation and amortization	269,789	140,098	242,668	125,504
Net Income (Loss)	99,883	126,166	(48,848)	(12,563)

Real estate depreciation	269,780	140,092	242,655	125,495
FFO Contribution	$369,663	$266,258	$193,807	$112,932

FAD Adjustments:
Non real estate depreciation and amortization	$9	$6	$13	$9
Amortization of deferred financing costs	10,231	5,462	14,243	6,203
Straight-line rental income and other non-cash adjustments	(28,289)	(21,264)	(40,245)	(25,142)
Second cycle tenant improvements	(11,673)	(6,265)	(33,664)	(17,354)
Second cycle leasing commissions	(6,337)	(3,413)	(5,142)	(2,652)
Revenue enhancing recurring CAPEX	(96)	(50)	(689)	(357)
Non-revenue enhancing recurring CAPEX	(1,974)	(1,023)	(6,726)	(3,358)
Total FAD Adjustments	$(38,129)	$(26,547)	$(72,210)	$(42,651)

First cycle tenant improvements	$7,504	$2,287	$783	$220
First cycle leasing commissions	$1,784	$513	$307	$78
Development costs	$88,174	$26,917	$150,243	$41,014
Redevelopment costs	$24,304	$8,118	$42,876	$14,931
Capitalized interest	$75,517	$28,265	$63,217	$20,120

Supplemental Information	19	Second Quarter 2024

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2024	2023	2024	2024	2023

Net Operating Income (1)	$77,412	$100,682	$68,338	$145,750	$205,977
SLG share of NOI from unconsolidated JVs	118,076	107,037	112,990	231,065	237,251
NOI, including SLG share of unconsolidated JVs	195,488	207,719	181,328	376,815	443,228
Partners' share of NOI - consolidated JVs	(2,285)	89	88	(2,197)	152
NOI - SLG share	$193,203	$207,808	$181,416	$374,618	$443,380

NOI, including SLG share of unconsolidated JVs	$195,488	$207,719	$181,328	$376,815	$443,228
Free rent (net of amortization)	655	(8,998)	(4,554)	(3,899)	(19,718)
Straight-line revenue adjustment	(4,936)	(4,774)	(5,198)	(10,133)	(11,732)
Amortization of acquired above and below-market leases, net	(5,497)	(10,737)	(6,311)	(11,807)	(23,233)
Operating lease straight-line adjustment	905	832	985	1,890	1,379
Straight-line tenant credit loss	634	(138)	5,841	6,475	(585)
Cash NOI, including SLG share of unconsolidated JVs	187,249	183,904	172,091	359,341	389,339
Partners' share of cash NOI - consolidated JVs	(2,498)	31	25	(2,473)	94
Cash NOI - SLG share	$184,751	$183,935	$172,116	$356,868	$389,433

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Six Months Ended
	June 30, 2024		June 30, 2024
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$163,676	$158,029	$327,111	$309,445
Development / Redevelopment	6,563	6,030	9,339	8,576
High Street Retail	244	193	484	366
Suburban & Residential	4,414	4,474	7,728	8,062
Total Operating and Development	174,897	168,726	344,662	326,449
Alternative Strategy Portfolio	16,587	13,976	27,961	27,728
Property Dispositions (2)	(523)	(523)	(760)	(760)
Other (3)	2,243	2,573	2,756	3,452
Total	$193,204	$184,752	$374,619	$356,869

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	20	Second Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$124,933	$131,114	(4.7)%	$129,116	$254,049	$265,359	(4.3)%
Escalation & reimbursement revenues	14,730	16,839	(12.5)%	13,790	28,520	34,038	(16.2)%
Other income	1,369	186	636.0%	1,248	2,617	967	170.6%
Total Revenues	$141,032	$148,139	(4.8)%	$144,154	$285,186	$300,364	(5.1)%

Expenses
Operating expenses	$35,923	$34,525	4.0%	$37,131	$73,054	$72,796	0.4%
Real estate taxes	30,832	31,051	(0.7)%	31,421	62,253	62,185	0.1%
Operating lease rent	6,106	6,106	0.0%	6,106	12,211	12,211	—%
Total Operating Expenses	$72,861	$71,682	1.6%	$74,658	$147,518	$147,192	0.2%

Operating Income	$68,171	$76,457	(10.8)%	$69,496	$137,668	$153,172	(10.1)%

Interest expense & amortization of financing costs	$19,308	$18,733	3.1%	$19,567	$38,875	$36,906	5.3%
Depreciation & amortization	44,960	44,947	0.0%	44,342	89,302	88,706	0.7%

Income before noncontrolling interest	$3,903	$12,777	(69.5)%	$5,587	$9,491	$27,560	(65.6)%
Real estate depreciation & amortization	44,960	44,947	0.0%	44,342	89,302	88,706	0.7%
FFO Contribution	$48,863	$57,724	(15.4)%	$49,929	$98,793	$116,266	(15.0)%

Non–building revenue	(283)	(53)	434.0%	(67)	(350)	(194)	80.4%

Interest expense & amortization of financing costs	19,308	18,733	3.1%	19,567	38,875	36,906	5.3%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$67,888	$76,404	(11.1)%	$69,429	$137,318	$152,978	(10.2)%

Cash Adjustments
Free rent (net of amortization)	$(1,606)	$(3,386)	(52.6)%	$(4,810)	$(6,416)	$(8,371)	(23.4)%
Straight-line revenue adjustment	2,491	291	756.0%	1,226	3,717	(190)	(2,056.3)%
Amortization of acquired above and below-market leases, net	865	166	421.1%	49	914	332	175.3%
Operating lease straight-line adjustment	204	204	—%	204	408	408	—%
Straight-line tenant credit loss	858	13	6,500.0%	679	1,537	(321)	(578.8)%
Cash NOI	$70,700	$73,692	(4.1)%	$66,777	$137,478	$144,836	(5.1)%

Lease termination income	(1,069)	(123)	769.1%	(1,163)	(2,200)	(752)	192.6%
Cash NOI excluding lease termination income	$69,631	$73,569	(5.4)%	$65,614	$135,278	$144,084	(6.1)%

Operating Margins
NOI to real estate revenue, net	48.2%	51.6%		48.2%	48.2%	51.0%
Cash NOI to real estate revenue, net	50.2%	49.8%		46.3%	48.3%	48.3%

NOI before operating lease rent/real estate revenue, net	52.6%	55.7%		52.4%	52.5%	55.0%
Cash NOI before operating lease rent/real estate revenue, net	54.4%	53.7%		50.4%	52.4%	52.2%

Supplemental Information	21	Second Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$116,594	$122,061	(4.5)%	$115,795	$232,389	$240,830	(3.5)%
Escalation & reimbursement revenues	28,486	23,671	20.3%	28,987	57,473	52,239	10.0%
Other income	413	1,006	(58.9)%	3,437	3,850	2,126	81.1%
Total Revenues	$145,493	$146,738	(0.8)%	$148,219	$293,712	$295,195	(0.5)%

Expenses
Operating expenses	$27,150	$26,292	3.3%	$27,893	$55,044	$54,761	0.5%
Real estate taxes	30,040	28,590	5.1%	30,040	60,080	57,126	5.2%
Operating lease rent	108	108	—%	108	217	217	—%
Total Operating Expenses	$57,298	$54,990	4.2%	$58,041	$115,341	$112,104	2.9%

Operating Income	$88,195	$91,748	(3.9)%	$90,178	$178,371	$183,091	(2.6)%

Interest expense & amortization of financing costs	$51,831	$51,310	1.0%	$54,058	$105,889	$102,516	3.3%
Depreciation & amortization	53,496	50,166	6.6%	50,565	104,060	100,716	3.3%

Loss before noncontrolling interest	$(17,132)	$(9,728)	76.1%	$(14,445)	$(31,578)	$(20,141)	56.8%
Real estate depreciation & amortization	53,494	50,162	6.6%	50,561	104,054	100,707	3.3%
FFO Contribution	$36,362	$40,434	(10.1)%	$36,116	$72,476	$80,566	(10.0)%

Non–building revenue	(354)	(638)	(44.5)%	(146)	(500)	(1,376)	(63.7)%

Interest expense & amortization of financing costs	51,831	51,310	1.0%	54,058	105,889	102,516	3.3%
Non-real estate depreciation	2	4	(50.0)%	4	6	9	(33.3)%
NOI	$87,841	$91,110	(3.6)%	$90,032	$177,871	$181,715	(2.1)%

Cash Adjustments
Free rent (net of amortization)	$2,285	$(2,648)	(186.3)%	$651	$2,936	$(6,323)	(146.4)%
Straight-line revenue adjustment	(3,612)	(3,654)	(1.1)%	(2,794)	(6,405)	(8,516)	(24.8)%
Amortization of acquired above and below-market leases, net	(4,409)	(4,212)	4.7%	(4,407)	(8,816)	(8,436)	4.5%
Operating lease straight-line adjustment	—	—	—%	—	—	—	—%
Straight-line tenant credit loss	3	(146)	(102.1)%	251	253	(162)	(256.2)%
Cash NOI	$82,108	$80,450	2.1%	$83,733	$165,839	$158,278	4.8%

Lease termination income	(57)	(355)	(83.9)%	(3,286)	(3,343)	(734)	355.4%
Cash NOI excluding lease termination income	$82,051	$80,095	2.4%	$80,447	$162,496	$157,544	3.1%

Operating Margins
NOI to real estate revenue, net	60.5%	62.4%		60.8%	60.7%	61.8%
Cash NOI to real estate revenue, net	56.6%	55.1%		56.5%	56.6%	53.9%

NOI before operating lease rent/real estate revenue, net	60.6%	62.4%		60.9%	60.7%	61.9%
Cash NOI before operating lease rent/real estate revenue, net	56.6%	55.1%		56.6%	56.6%	53.9%

Supplemental Information	22	Second Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$124,933	$131,114	(4.7)%	$129,116	$254,049	$265,359	(4.3)%
Escalation & reimbursement revenues	14,730	16,839	(12.5)%	13,790	28,520	34,038	(16.2)%
Other income	1,369	186	636.0%	1,248	2,617	967	170.6%
Total Revenues	$141,032	$148,139	(4.8)%	$144,154	$285,186	$300,364	(5.1)%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(17,132)	$(9,728)	76.1%	$(14,445)	$(31,578)	$(20,141)	56.8%
Expenses
Operating expenses	$35,923	$34,525	4.0%	$37,131	$73,054	$72,796	0.4%
Real estate taxes	30,832	31,051	(0.7)%	31,421	62,253	62,185	0.1%
Operating lease rent	6,106	6,106	0.0%	6,106	12,211	12,211	—%
Total Operating Expenses	$72,861	$71,682	1.6%	$74,658	$147,518	$147,192	0.2%

Operating Income	$51,039	$66,729	(23.5)%	$55,051	$106,090	$133,031	(20.3)%

Interest expense & amortization of financing costs	$19,308	$18,733	3.1%	$19,567	$38,875	$36,906	5.3%
Depreciation & amortization	44,960	44,947	0.0%	44,342	89,302	88,706	0.7%

(Loss) income before noncontrolling interest	$(13,229)	$3,049	(533.9)%	$(8,858)	$(22,087)	$7,419	(397.7)%
Real estate depreciation & amortization	44,960	44,947	0.0%	44,342	89,302	88,706	0.7%
Joint Ventures Real estate depreciation & amortization (1)	53,494	50,162	6.6%	50,561	104,054	100,707	3.3%
FFO Contribution	$85,225	$98,158	(13.2)%	$86,045	$171,269	$196,832	(13.0)%

Non–building revenue	(283)	(53)	434.0%	(67)	(350)	(194)	80.4%
Joint Ventures Non–building revenue (1)	(354)	(638)	(44.5)%	(146)	(500)	(1,376)	(63.7)%

Interest expense & amortization of financing costs	19,308	18,733	3.1%	19,567	38,875	36,906	5.3%
Joint Ventures Interest expense & amortization of financing costs (1)	51,831	51,310	1.0%	54,058	105,889	102,516	3.3%
Non-real estate depreciation	—	—	—%	—	—	—	—%
Joint Ventures Non-real estate depreciation (1)	2	4	(50.0)%	4	6	9	(33.3)%
NOI	$155,729	$167,514	(7.0)%	$159,461	$315,189	$334,693	(5.8)%

Cash Adjustments
Non-cash adjustments	$2,812	$(2,712)	(203.7)%	$(2,652)	$160	$(8,142)	(102.0)%
Joint Ventures non-cash adjustments (1)	(5,733)	(10,660)	(46.2)%	(6,299)	(12,032)	(23,437)	(48.7)%
Cash NOI	$152,808	$154,142	(0.9)%	$150,510	$303,317	$303,114	0.1%

Lease termination income	$(1,069)	$(123)	769.1%	$(1,163)	$(2,200)	$(752)	192.6%
Joint Ventures lease termination income (1)	(57)	(355)	(83.9)%	(3,286)	(3,343)	(734)	355.4%
Cash NOI excluding lease termination income	$151,682	$153,664	(1.3)%	$146,061	$297,774	$301,628	(1.3)%

Operating Margins
NOI to real estate revenue, net	54.5%	56.9%		54.6%	54.5%	56.3%
Cash NOI to real estate revenue, net	53.5%	52.4%		51.5%	52.5%	51.0%

NOI before operating lease rent/real estate revenue, net	56.6%	59.1%		56.7%	56.7%	58.4%
Cash NOI before operating lease rent/real estate revenue, net	55.6%	54.4%		53.6%	54.6%	53.1%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Second Quarter 2024

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2024	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	6/30/2024	Coupon (1)		Amortization	Date	Date (2)		Maturity
Secured fixed rate debt
420 Lexington Avenue	100.0	$274,251	3.99%		$4,488	Oct-24	Oct-40		$272,749
10 East 53rd Street (capped)	55.0	205,000	5.45%		—	May-25	May-28	(3)	205,000
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25	Jun-27		370,000
185 Broadway / 7 Dey	100.0	190,148	6.65%		—	Nov-25	Nov-26	(3)	190,148
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
		$1,589,399	5.07%		$4,488				$1,587,897
Unsecured fixed rate debt
Term Loan B (swapped)		$200,000	4.41%		$—	Nov-24	Nov-24		$200,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Term Loan A (swapped)		1,050,000	4.54%	(4)	—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.27%		—	Jul-35	Jul-35		100,000
		$1,450,000	4.56%		$—				$1,450,000

Total Fixed Rate Debt		$3,039,399	4.82%		$4,488				$3,037,897
Floating rate debt
Alternative strategy portfolio
690 Madison (SOFR + 50 bps)	100.0	$60,493	5.84%		$—	Jul-25	Jul-25		$60,493
		$60,493	5.84%		$—				$60,493

Unsecured floating rate debt
Revolving credit facility (SOFR+ 150 bps) (5)	100.0	$540,000	6.84%		$—	May-26	May-27	(3)	$540,000
		$540,000	6.84%		$—				$540,000

Total Floating Rate Debt		$600,493	6.74%		$—				$600,493

Consolidated Debt		$3,579,399	5.13%
Alternative Strategy Portfolio Debt		$60,493	5.84%
Total Debt - Consolidated		$3,639,892	5.14%		$4,488				$3,638,390
Deferred financing costs		(14,304)
Total Debt - Consolidated, net		$3,625,588	5.14%

Total Debt - Unconsolidated JV, net		$6,816,499	4.69%

Debt including SLG share of JV Debt		$9,505,929	4.63%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$1,000,153	6.89%
Total Debt including SLG share of JV Debt		$10,506,082	4.85%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,785,406	2.41%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 5.34%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.
(3) As-of-right extension.
(4) Represents a blended swapped rate inclusive of the effect of multiple swaps.
(5) Spread includes applicable Term SOFR adjustment.

Supplemental Information	24	Second Quarter 2024

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2024 Principal	Current		Final		Principal
	Ownership	6/30/2024			Amortization		Maturity		Maturity		Due at Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
220 East 42nd (swapped)	51.0	$505,412	$257,760	7.87%	(3)	$—	Jul-24		Jun-25		$257,760
1515 Broadway	56.9	751,580	427,416	3.93%		11,975	Mar-25		Mar-25		419,372
450 Park Avenue (capped)	25.1	279,059	70,044	6.10%		—	Jun-25		Jun-27		70,044
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		Sep-25		840,000
One Madison Avenue (capped)	25.5	574,938	146,609	7.10%		—	Nov-25		Nov-26		146,609
15 Beekman	20.0	120,000	24,000	5.99%		—	Jan-26		Jan-28		24,000
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		Feb-26		107,120
919 Third Avenue (swapped)	51.0	500,000	255,000	6.11%		—	Apr-26		Apr-28		255,000
280 Park Avenue (swapped) (4)	50.0	1,075,000	537,500	5.92%	(3)(4)	—	Sep-26		Sep-28		537,500
245 Park Avenue	50.1	1,768,000	885,768	4.30%		—	Jun-27		Jun-27		885,768
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%		—	Jul-31		Jul-31		2,130,300
		$10,150,989	$5,681,517	4.18%	(5)	$11,975					$5,673,473
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000	$32,500	5.45%		$—	Jul-24	(6)	Jul-24	(6)	$32,500
5 Times Square (capped)	31.6	551,020	173,847	7.23%		—	Sep-24		Sep-26		173,847
115 Spring Street	51.0	65,550	33,431	5.50%		—	Mar-25		Mar-25		33,431
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		Nov-27		299,400
		$1,881,570	$539,178	5.21%	(5)	$—					$539,178

Total Fixed Rate Debt		$12,032,559	$6,220,695	4.27%	(5)	$11,975					$6,212,651
Floating rate debt
100 Park Avenue (SOFR + 236 bps) (7)	49.9	$360,000	$179,640	7.70%		$—	Dec-24		Dec-25		$179,640
One Madison Avenue (SOFR + 310 bps)	25.5	256,363	65,373	8.44%		—	Nov-25		Nov-26		65,373
		$616,363	$245,013	7.90%	(5)	$—					$245,013
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000	$6,900	6.67%	(8)	—	Feb-23	(9)	Feb-23	(9)	$6,900
1552 Broadway (SOFR + 275 bps) (7)	50.0	193,133	96,566	8.09%		—	Feb-24	(10)	Feb-24	(10)	96,566
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000	105,000	7.59%		—	Jul-24	(6)	Jul-24	(6)	105,000
5 Times Square (SOFR + 559 bps)	31.6	608,609	192,016	10.93%		—	Sep-24		Sep-26		192,016

		$1,034,742	$400,482	9.29%	(5)	$—					$400,482

Total Floating Rate Debt		$1,651,105	$645,495	8.76%	(5)	$—					$645,495

Unconsolidated JV Debt		$10,767,352	$5,926,530	4.33%	(5)
Alternative Strategy Portfolio Debt		$2,916,312	$939,660	6.95%	(5)
Total Debt - Unconsolidated JV		$13,683,664	$6,866,190	4.69%	(5)	$11,975					$6,858,146
	Deferred financing costs	(89,982)	(49,691)
Total Debt - Unconsolidated JV, net		$13,593,682	$6,816,499	4.69%	(5)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 5.34%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) In July 2024, the swap put in place at the corporate level for SLG’s share of the mortgage at 280 Park Avenue was terminated and new swaps were put in place at the JV level by the JV partners, which reduced the all-in coupon of the mortgage to 5.84%.
(5) Calculated based on SL Green's share of the outstanding debt.
(6) In July 2024, the maturity date of the loan was extended by one month to August 2024. The Company is in discussions with the lenders on an extension.
(7) Spread includes applicable Term SOFR adjustment.
(8) The coupon rate is based on the last available LIBOR on June 30, 2023.
(9) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.
(10) The Company is in discussions with the lender on resolution of the past maturity.

Supplemental Information	25	Second Quarter 2024

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,039,399		$—		$3,039,399
SLG Share of JV	5,681,517		539,178		6,220,695
Total Fixed Rate Debt	$8,720,916	91.7%	$539,178	53.9%	$9,260,094	88.1%

Floating Rate Debt
Consolidated	$540,000		$60,493		$600,493
SLG Share of JV	245,013		400,482		645,495
	785,013	8.3%	460,975	46.1%	1,245,988	11.9%
Debt & Preferred Equity and Other Investments	(58,376)	(0.6)%	(49,846)	(5.0)%	(108,222)	(1.0)%
Total Floating Rate Debt	$726,637	7.6%	$411,129	41.1%	$1,137,766	10.8%

Total Debt	$9,505,929		$1,000,153		$10,506,082

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	36.5%	Less than 60%
Consolidated Fixed Charge Coverage	1.54x	Greater than 1.40x
Maximum Secured Indebtedness	18.4%	Less than 50%
Maximum Unencumbered Leverage Ratio	34.8%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	35.6%	Less than 60%
Secured Debt / Total Assets	20.7%	Less than 40%
Debt Service Coverage	2.33x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	361.5%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	26	Second Quarter 2024

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	6/30/2024	6/30/2024		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
10 East 53rd Street			55.0	$205,000	$1,387		Cap	4.00%	February 2024	February 2025

SLGOP – 220 East 42nd Street			100.0	$257,760	$(186)	(2)	Swap	5.01%	June 2024	June 2025

100 Church Street			100.0	$370,000	$3,768		Swap	3.89%	November 2022	June 2027

SLGOP – 280 Park Avenue (3)			100.0	$537,500	$(1,041)	(2)	Swap	4.14%	April 2024	September 2028

Unsecured Debt
Term Loan A			100.0	$150,000	$4,504		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	8,547		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	3,505		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	3,923		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	2,294		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	11,330		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	3,023		Swap	3.52%	January 2024	May 2027

Term Loan B			100.0	$200,000	$5,892		Swap	2.66%	December 2021	January 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	$1,397		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
SLGOP – 450 Park Avenue			100.0	$68,678	$(486)	(2)	Swap	4.47%	August 2024	June 2027

SLGOP – One Madison Avenue			100.0	$300,000	$(3,582)	(2)	Swap	4.49%	November 2024	November 2027

10 East 53rd Street			55.0	$204,963	$8		Swap	3.92%	February 2025	May 2028

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	6/30/2024		6/30/2024
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
450 Park Avenue	25.1	$279,059	$70,044	$400	$100		Cap	4.00%	August 2023	August 2024

5 Times Square (4)	31.6	$551,020	$173,847	$1,980	$625		Cap	3.50%	September 2023	September 2024

One Madison Avenue	25.5	$287,469	$73,305	$1,386	$353		Cap	4.00%	May 2024	November 2024
One Madison Avenue	25.5	$287,469	$73,305	$1,386	$353		Cap	4.00%	May 2024	November 2024

919 Third Avenue	51.0	$250,000	$127,500	$3,999	$2,039		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	4,001	2,041		Swap	3.61%	April 2023	February 2026

800 Third Avenue	60.5	$177,000	$107,120	$8,575	$5,190		Swap	1.55%	December 2022	February 2026

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.
(3) In July 2024, the swap put in place at the corporate level for SLG’s share of the mortgage at 280 Park Avenue was terminated and new swaps were put in place at the JV level by the JV partners, which reduced the all-in coupon of the mortgage to 5.84%.
(4) Alternative Strategy Portfolio asset.

Supplemental Information	27	Second Quarter 2024

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		2024 Scheduled		2025 Scheduled		2026 Scheduled		2027 Scheduled		Lease	Year of Final
Property		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$3,455		$6,909		$6,909		$6,909		$84,852	2043
SL Green Headquarters at One Vanderbilt		849	(4)	1,736	(4)	1,776	(4)	1,779	(4)	90,383	2048
SUMMIT One Vanderbilt		3,479	(4)	6,958	(4)	6,958	(4)	6,958	(4)	431,445	2070
420 Lexington Avenue		5,599		11,199		11,199		11,199		171,947	2080
711 Third Avenue		2,750	(5)	5,500	(5)	5,500	(5)	5,500	(5)	40,812 (5)	2083
Total		$16,132		$32,302		$32,342		$32,345		$819,439

Financing Leases
15 Beekman		$1,592		$3,228		$3,276		$3,325		$106,187	2119	(6)
Total		$1,592		$3,228		$3,276		$3,325		$106,187

	SLG	2024 Scheduled		2025 Scheduled		2026 Scheduled		2027 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	33.3	$307		$614		$614		$693		$3,186	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$895		$1,790		$1,802		$1,935		$14,236	2053
650 Fifth Avenue (Floors b-3)	50.0	785		1,569		1,571		1,585		31,812	2062
5 Times Square	31.6	—	(8)	—	(8)	—	(8)	—	(8)	— (8)	2089
1560 Broadway	50.0	3,738		7,476		7,554		7,610		61,162	2114

Total		$5,725		$11,449		$11,541		$11,823		$110,396

Financing Leases
One Vanderbilt Avenue Garage	71.0	$104		$211		$213		$215		$3,442	2069
885 Third Avenue	34.1	375		795		817		817		15,483	2119

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$3,682		$7,364		$7,364		$7,364		$103,635	2062
2 Herald Square	95.0	7,187		14,613		14,978		15,353		405,250	2077	(6)

Total		$11,348		$22,983		$23,372		$23,749		$527,810

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of June 30, 2024.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.
(8) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	28	Second Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

6/30/2023		$636,476	$645,812	5.83%	6.07%

Debt investment originations/fundings/accretion	(4)	45,730
Preferred Equity investment originations/accretion	(4)	2,068
Joint venture investment originations/accretion/amortization	(4)	—
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(349,947)
Reserves/Realized Losses		—
9/30/2023		$334,327	$608,701	6.15%	8.21%

Debt investment originations/fundings/accretion	(4)	10.315
Preferred Equity investment originations/accretion	(4)	2,103
Joint venture investment originations/accretion/amortization	(4)	—
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2023		$346,745	$358,011	7.79%	7.92%

Debt investment originations/fundings/accretion	(4)	3,487
Preferred Equity investment originations/accretion	(4)	2,115
Joint venture investment originations/accretion/amortization	(4)	—
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2024		$352,347	$362,794	7.82%	7.95%

Debt investment originations/fundings/accretion	(4)	619
Preferred Equity investment originations/accretion	(4)	2,150
Joint venture investment originations/accretion/amortization	(4)	205,208
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(64,629)
Reserves/Realized Losses		—
6/30/2024		$495,695	$405,571	7.41%	7.46%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	29	Second Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$108,222	$50,000	$158,222		$803,690	$583	7.49%	6.38%

Preferred Equity	—	132,265	132,265		250,000	$776	6.46%	6.55%

Joint Venture Preferred Equity	—	205,208	205,208		203,189	$744	8.85%	8.95%

Balance as of 6/30/2024	$108,222	$387,473	$495,695	(4)		$700	7.41%	7.46%

	Debt and Preferred Equity Maturity Profile (4)
	2024	2025	2026	2027	2028 & Thereafter
Floating Rate	$58,089	$—	$50,133	$—	$—
Fixed Rate	—	30,000	205,208	132,265	20,000
Sub-total	$58,089	$30,000	$255,341	$132,265	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 2.07 years. Approximately 9.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.17 years.

Supplemental Information	30	Second Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	6/30/2024		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity	$205,208	(4)	Office	Manhattan	$203,189	$744	Fixed	8.95%

Preferred Equity	132,265		Multi-Family Rental	Manhattan	250,000	$776	Fixed	6.55%

Mezzanine Loan	50,133		Multi-Family Rental	Brooklyn	189,690	$735	Floating	10.54%

Mezzanine Loan (5)	49,846	(5)	Office	Manhattan	275,000	$414	Floating	(6)

Mezzanine Loan	30,000		Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000		Office	Manhattan	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,243		Multi-Family Rental	Brooklyn	54,000	$449	Floating	18.08%

Total	$495,695

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Investment is included in the Investment in unconsolidated joint ventures line item in our consolidated balance sheet.
(5) Alternative Strategy Portfolio asset.
(6) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of June 30, 2024.

Supplemental Information	31	Second Quarter 2024

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	354,300	1.6	96.3	98.1	98.1	98.1	$33,288	$18,309	39
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.8	93.1	93.1	92.9	92.9	49,535	49,535	20
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	91.8	92.2	90.9	93.2	18,494	18,494	53
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.8	99.9	99.9	99.3	99.3	48,676	48,676	23
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.0	100.0	100.0	100.0	100.0	18,575	18,575	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.5	87.2	87.9	87.7	88.6	82,689	82,688	169
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	80.1	98.2	76.9	90.6	15,131	15,131	15
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	4.2	76.4	82.3	75.8	82.0	46,489	46,489	29
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.3	87.5	88.1	87.5	88.1	51,082	51,082	11
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.4	94.5	94.5	95.3	95.3	34,243	34,243	21
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.2	82.4	83.6	82.0	84.2	41,944	41,944	44
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.9	73.1	76.8	73.1	76.8	69,134	69,134	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.6	72.1	77.7	72.1	77.7	32,842	32,842	43
Added to Same Store in 2024
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	1.0	73.1	73.1	73.0	73.0	10,080	10,080	11

Subtotal / Weighted Average				8,753,441	40.2%	85.3%	87.5%	85.3%	87.5%	$552,202	$537,222	499

Total / Weighted Average Consolidated Properties				8,753,441	40.2%	85.3%	87.5%	85.3%	87.5%	$552,202	$537,222	499

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1,657,198	7.6	99.0	99.0	97.4	98.9	$284,451	$201,989	39
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	10.7	96.2	96.2	96.2	96.2	169,711	101,827	8
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.8	58.7	67.4	56.5	67.6	39,476	19,738	34
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	5.2	88.4	92.0	88.4	89.5	68,689	35,031	31
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.6	85.9	89.5	82.0	87.4	117,194	58,597	33
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.4	83.1	88.8	83.0	85.1	33,805	20,452	40
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.7	80.0	80.9	80.0	80.0	83,067	42,364	9
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	8.1	99.7	99.7	99.7	99.7	137,831	78,426	7
Added to Same Store in 2024
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.5	82.9	89.3	82.9	92.5	35,721	8,966	22

Subtotal / Weighted Average				11,226,356	51.6%	89.3%	91.3%	88.5%	90.6%	$969,945	$567,390	223

"Non Same Store"
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	8.2	76.8	85.4	72.5	81.1	$139,071	$69,674	13

Subtotal / Weighted Average				1,782,793	8.2%	76.8%	85.4%	72.5%	81.1%	$139,071	$69,674	13

Total / Weighted Average Unconsolidated Properties				13,009,149	59.8%	87.6%	90.5%	86.3%	89.3%	$1,109,016	$637,064	236

Manhattan Operating Properties Grand Total / Weighted Average				21,762,590	100.0%	86.7%	89.3%	85.9%	88.6%	$1,661,218	$1,174,286	735
Manhattan Operating Properties Same Store Occupancy %				19,979,797	91.8%	87.6%	89.6%	87.1%	89.2%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy based on commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) The Company also owns 50% of the fee interest.

Supplemental Information	32	Second Quarter 2024

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	36.4		100.0	100.0	100.0	100.0	$2,500	$907	1

Subtotal/Weighted Average				12,946	36.4%		100.0%	100.0%	100.0%	100.0%	$2,500	$907	1

"Non Same Store" Retail
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	63.6		100.0	100.0	100.0	100.0	$18,362	$18,362	1

Subtotal/Weighted Average				22,648	63.6%		100.0%	100.0%	100.0%	100.0%	$18,362	$18,362	1

Total / Weighted Average Retail Properties				35,594	100.0%		100.0%	100.0%	100.0%	100.0%	$20,862	$19,269	2

	Ownership				Total		June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (4)
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES
"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		96.2	97.6	97.6	98.6	$11,844	$11,844	$4,911
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(5)	100.0	100.0	100.0	100.0	13,474	2,695	N/A
Subtotal/Weighted Average				362,266	693		98.8%	99.3%	99.3%	99.6%	$25,318	$14,539	$4,911

Total / Weighted Average Residential Properties				362,266	693		98.8%	99.3%	99.3%	99.6%	$25,318	$14,539	$4,911

	Ownership				% of Total		June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

SUBURBAN PROPERTIES
"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		72.4	72.4	73.8	73.8	$18,251	$18,251	91

Subtotal/Weighted Average				862,800	100.0%		72.4%	72.4%	73.8%	73.8%	$18,251	$18,251	91

Total / Weighted Average Suburban Properties				862,800	100.0%		72.4%	72.4%	73.8%	73.8%	$18,251	$18,251	91

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy based on commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Calculated based on occupied units. Amount in dollars.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	33	Second Quarter 2024

SELECTED PROPERTY DATA Development / Redevelopment, Alternative Strategy Portfolio & Construction in Progress Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.7	5.5	5.5	5.5	5.5	$32	$32	$14,804	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	5.9	34.5	34.5	34.5	34.5	3,449	3,449	49,176	4
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	92.4	11.4	11.4	14.3	14.3	7,989	7,989	286,721	18

Total / Weighted Average Development / Redevelopment Properties				844,845	100.0%	12.7%	12.7%	15.4%	15.3%	$11,470	$11,470	$350,701	23

	Ownership				% of Total	June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	10.0	43.9	43.9	43.9	43.9	$20,094	$19,090	$131,209	4
5 Times Square	31.6	Times Square	Leasehold Interest	1,127,931	30.5	23.3	23.3	23.3	23.3	27,116	8,555	147,126	3
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.5	100.0	100.0	100.0	100.0	3,475	1,043	0	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.1	100.0	100.0	100.0	100.0	4,093	2,087	(6,032)	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	1.9	100.0	100.0	100.0	100.0	41,193	20,596	(72,161)	1
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,848	0.2	100.0	100.0	100.0	100.0	1,505	1,505	(11,256)	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	1.6	74.8	74.8	88.3	88.3	25,353	12,677	0	2
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	55.2	91.8	91.8	91.8	91.8	144,381	36,022	91,746	22

Total / Weighted Average Alternative Strategy Portfolio Properties				3,702,804	100.0%	66.1%	66.1%	66.3%	66.3%	$267,210	$101,575	$280,632	35

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy based on commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.

Construction in Progress
							Future Equity				Development
					Equity Contributed		Contributions		Financing		Budget
Building Address		Ownership		Percentage
	Square Feet	Interest (%)	TCO (1)	Leased / Sold	Company	Partners	Company	Partners	Drawn	Available	Total (2)

One Madison	1,385,484	25.5	Q3 2023	64.3%	$276,092	$761,157	$—	$—	$831,301	$418,699	$2,287,249
Giorgio Armani Residences at 760 Madison Avenue	35,926	100.0	Q4 2024	100.0%	128,975	—	28,619	—	—	—	157,594

Total Construction In Progress					$405,067	$761,157	$28,619	$—	$831,301	$418,699	$2,444,843

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.

Supplemental Information	34	Second Quarter 2024

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.8	100.0	100.0	100.0	100.0	$18,362	$18,362	1

Subtotal / Weighted Average				22,648	1.8%	100.0%	100.0%	100.0%	100.0%	$18,362	$18,362	1

HIGH STREET RETAIL - Unconsolidated Properties
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	1.0	100.0	100.0	100.0	100.0	$2,500	$907	1

Subtotal / Weighted Average				12,946	1.0%	100.0%	100.0%	100.0%	100.0%	$2,500	$907	1

Total / Weighted Average High Street Retail				35,594	2.8%	100.0%	100.0%	100.0%	100.0%	$20,862	$19,269	2

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	55.0	Plaza District	Fee Interest	38,657	3.0	100.0	100.0	100.0	100.0	$4,099	$2,255	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.8	100.0	100.0	96.2	96.2	4,295	4,295	10
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.2	100.0	100.0	100.0	100.0	4,493	4,493	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.5	97.3	97.3	100.0	100.0	4,549	4,549	6
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.3	100.0	100.0	100.0	100.0	3,449	3,449	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	2.0	100.0	100.0	100.0	100.0	3,650	3,650	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	4.2	100.0	100.0	93.6	100.0	5,367	5,367	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.2	10.8	100.0	10.8	10.8	330	330	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	3.2	64.7	64.7	68.5	68.5	3,981	3,981	6
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	4.1	100.0	100.0	100.0	100.0	3,060	3,060	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	2.0	83.5	83.5	100.0	100.0	2,302	2,302	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.9	47.5	47.5	47.5	47.5	1,787	1,787	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.4	98.6	98.6	98.6	98.6	4,716	4,716	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.7	100.0	100.0	100.0	100.0	515	515	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	4.5	98.3	98.3	98.3	98.3	5,314	5,314	4
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.4	100.0	100.0	100.0	100.0	2,650	2,650	6

Subtotal / Weighted Average				509,296	39.4%	90.5%	93.3%	90.7%	91.3%	$54,557	$52,713	68

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	34,885	2.7	100.0	100.0	100.0	100.0	$5,800	$4,119	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	3.0	96.4	96.4	96.4	96.4	3,739	2,243	4
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022	3.1	91.7	91.7	97.1	97.1	3,016	1,508	6
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.6	67.1	67.1	67.1	67.1	1,576	804	3
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220	2.9	50.7	50.7	50.7	50.7	1,162	582	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.2	93.9	93.9	93.9	93.9	1,432	716	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.5	100.0	100.0	100.0	100.0	1,709	429	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.8	28.3	100.0	28.3	28.3	400	242	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.4	98.9	98.9	98.9	98.9	3,920	1,999	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	14.0	99.8	99.8	99.8	99.8	31,474	17,909	7

Subtotal / Weighted Average				442,244	34.2%	90.1%	91.7%	90.6%	90.6%	$54,228	$30,551	38

Total / Weighted Average Other Retail				951,540	73.6%	90.3%	92.6%	90.6%	91.0%	$108,785	$83,264	106

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy based on commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	35	Second Quarter 2024

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	June 30, 2024		March 31, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,944		0.6	100.0	100.0	100.0	100.0	$1,505	$1,505	1

Subtotal / Weighted Average				7,944		0.6%	100.0%	100.0%	100.0%	100.0%	$1,505	$1,505	1

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square (4)	95.0	Herald Square	Leasehold Interest	94,531		7.3	40.6	40.6	40.6	40.6	$9,661	$9,178	3
5 Times Square (4)	31.6	Times Square	Leasehold Interest	42,934		3.3	56.9	56.9	56.9	56.9	4,260	1,344	2
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150		1.3	100.0	100.0	100.0	100.0	3,475	1,043	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	4,093	2,087	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		5.4	100.0	100.0	100.0	100.0	41,193	20,596	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718		4.5	74.8	74.8	88.3	88.3	25,353	12,677	2
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(5)	0.8	84.9	84.9	84.9	84.9	1,227	306	7

Subtotal / Weighted Average				297,357		23.0%	69.5%	69.5%	72.1%	72.1%	$89,262	$47,231	17

Total / Weighted Average Alternative Strategy Portfolio				305,301		23.6%	70.3%	70.3%	72.8%	72.8%	$90,767	$48,736	18

Retail Grand Total / Weighted Average				1,292,435		100.0%	85.8%	87.5%	86.7%	86.9%	$220,414	$151,269	126

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy based on commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.
(5) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	36	Second Quarter 2024

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,121	$106,334	$60,504	4.5%	$66.33
	555 West 57th Street	100.0	Apr 2029	186,266	10,790	10,790	0.8	57.93
	1515 Broadway	56.9	Mar 2028	9,106	2,166	1,232	0.1	237.84
	Worldwide Plaza	25.0	Jan 2027	32,598	2,480	619	—	76.08
				1,831,091	$121,770	$73,145	5.4%	$66.50		BBB-

Credit Suisse (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$76,557	$45,934	3.4%	$64.62		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$51,291	$30,774	2.3%	$88.62		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$25,988	$18,454	1.4%	$134.54
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,234	2,296	0.2	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,028	2,028	0.1	325.39
	125 Park Avenue	100.0	Oct 2030	26,536	1,838	1,838	0.1	69.26
	125 Park Avenue	100.0	Mar 2034	25,171	1,611	1,612	0.1	64.00
				257,943	$34,699	$26,228	1.9%	$134.52		AA-

Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	749,216	$50,141	$25,572	1.9%	$66.92
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,678	$25,390	1.9%	$97.30		A
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$34,509	$24,505	1.8%	$177.24		A-

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	169,586	$31,692	$22,504	1.7%	$186.88
	420 Lexington Avenue	100.0	Oct 2026	10,043	622	622	—	61.92
				179,629	$32,314	$23,126	1.7%	$179.89

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,398	$22,398	1.7%	$43.92		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,068	$21,068	1.6%	$96.52
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$41,193	$20,596	1.5%	$595.15		AA-

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,113	$20,113	1.5%	$58.32
	420 Lexington Avenue	100.0	Jan 2027	7,537	448	448	—	59.48
				352,410	$20,561	$20,561	1.5%	$58.34	(4)	A3

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,630	$13,630	1.0%	$78.30
	11 Madison Avenue	60.0	Sep 2030	104,618	10,561	6,337	0.5	100.95
				278,687	$24,191	$19,967	1.5%	$86.80

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Apr 2042	142,892	$20,961	$14,884	1.1%	$146.69
	125 Park Avenue	100.0	Apr 2042	52,450	3,588	3,588	0.3	68.41
				195,342	$24,549	$18,472	1.4%	$125.67		AA-

Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,362	$18,362	1.4%	$810.76
Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$69,388	$17,312	1.3%	$112.44
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$22,974	$16,314	1.2%	$235.27
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,487	$15,488	1.1%	$92.64		BBB-
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$12,990	$12,991	1.0%	$57.34		A
PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	220,280	$25,857	$12,929	1.0%	$117.38

Total				8,472,340	$770,977	$491,132	36.5%	$91.00

(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	37	Second Quarter 2024

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	38	Second Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 3/31/24			3,269,814

Space which became available during the Quarter (3):
Office
	One Vanderbilt Avenue	1	6,708	6,454	$248.68
	10 East 53rd Street	2	11,974	14,425	77.06
	100 Park Avenue	1	4,932	5,569	88.52
	110 Greene Street	2	6,324	6,297	88.32
	220 East 42nd Street	1	2,495	2,753	76.19
	280 Park Avenue	2	72,505	78,398	130.84
	420 Lexington Avenue	9	21,576	27,871	65.83
	450 Park Avenue	1	10,790	10,790	137.12
	800 Third Avenue	1	4,531	4,627	74.46
	885 Third Avenue	1	3,148	3,148	86.55
	Total/Weighted Average	21	144,983	160,332	$113.29

Retail
	100 Park Avenue	1	1,611	2,164	$78.35
	125 Park Avenue	1	815	871	228.32
	280 Park Avenue	1	1,925	1,927	171.06
	485 Lexington Avenue	1	1,571	1,612	324.45
	711 Third Avenue	1	4,039	4,230	276.17
	Total/Weighted Average	5	9,961	10,804	$221.15

	420 Lexington Avenue	1	288	344	$25.00
	Total/Weighted Average	1	288	344	$25.00

	Total Space which became available during the Quarter
	Office	21	144,983	160,332	$113.29
	Retail	5	9,961	10,804	$221.15
	Storage	1	288	344	$25.00
		27	155,232	171,480	$119.91

	Total Available Space		3,425,046

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	39	Second Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				3,425,046

Office
	One Vanderbilt Avenue	2	13.5	32,734	32,622	$216.15	$—	$136.85	7.8
	10 East 53rd Street	1	5.5	5,493	6,716	80.00	79.89	28.76	6.0
	100 Park Avenue	2	3.9	25,564	24,224	73.44	85.65	—	0.7
	110 Greene Street	4	4.3	8,209	8,209	84.97	89.19	5.94	5.3
	125 Park Avenue	2	10.6	4,374	4,599	66.00	63.69	102.45	7.0
	220 East 42nd Street	1	7.8	2,495	2,753	55.00	76.19	2.50	10.0
	245 Park Avenue	1	16.4	77,783	76,716	130.00	—	160.00	17.0
	280 Park Avenue	2	16.6	118,536	128,408	112.26	116.54	141.94	11.5
	420 Lexington Avenue	8	5.2	12,952	17,085	59.48	71.52	85.57	4.0
	450 Park Avenue	1	14.1	10,778	10,820	146.00	—	200.00	12.0
	461 Fifth Avenue	1	5.5	6,516	6,933	90.00	—	24.98	6.0
	485 Lexington Avenue	2	6.4	6,995	7,912	53.96	—	47.29	5.7
	800 Third Avenue	1	5.0	4,622	4,855	60.00	80.93	110.00	7.0
	810 Seventh Avenue	4	5.4	24,144	26,265	57.65	69.25	27.79	5.5
	885 Third Avenue	1	3.3	3,392	3,392	73.00	—	165.14	3.5
	Total/Weighted Average	33	12.7	344,587	361,509	$112.33	$108.08	$115.30	10.1

Retail
	100 Church Street	1	10.5	2,315	2,315	$93.30	$—	$79.91	6.0
	280 Park Avenue	1	10.5	1,925	2,133	56.26	154.54	70.32	6.0
	420 Lexington Avenue	1	15.8	3,016	3,432	157.34	—	116.55	10.0
	Total/Weighted Average	3	12.8	7,256	7,880	$111.17	$154.54	$93.27	7.7

Leased Space
	Office (4)	33	12.7	344,587	361,509	$112.33	$108.08	$115.30	10.1
	Retail	3	12.8	7,256	7,880	$111.17	$154.54	$93.27	7.7
	Total	36	12.7	351,843	369,389	$112.30	$108.67	$114.83	10.1

Total Available Space as of 6/30/24				3,073,203
Early Renewals
Office
	10 East 53rd Street	1	3.3	3,667	3,915	$120.69	$120.69	$28.90	3.0
	110 Greene Street	1	3.3	1,296	1,296	82.00	80.92	—	3.0
	420 Lexington Avenue	2	3.4	3,080	4,489	67.98	71.78	0.13	—
	810 Seventh Avenue	2	8.5	23,279	26,018	66.35	68.50	39.55	12.0
	1350 Avenue of the Americas	3	2.2	8,626	9,977	71.21	73.30	—	1.9
	Total/Weighted Average	9	6.0	39,948	45,695	$72.67	$74.69	$25.01	7.6

Retail					—
	304 Park Avenue South	1	5.0	1,300	1,300	$203.08	$195.39	$—	—
	810 Seventh Avenue	1	5.0	4,803	4,718	365.62	430.57	—	—
	Total/Weighted Average	2	5.0	6,103	6,018	$330.51	$379.77	$—	—

Renewals
	Early Renewals Office	9	6.0	39,948	45,695	$72.67	$74.69	$25.01	7.6
	Early Renewals Retail	2	5.0	6,103	6,018	$330.51	$379.77	—	—
	Total	11	5.9	46,051	51,713	$102.68	$110.19	$22.10	6.7

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $103.45/rsf for 165,556 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $96.79/rsf for 211,251 rentable SF.

Supplemental Information	40	Second Quarter 2024

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties
2nd Quarter 2024 (4)	7	11,059	11,059	0.1%	$677,701	$677,701	$61.28	$53.86
3rd Quarter 2024	9	96,139	96,139	1.2%	3,149,191	3,149,191	32.76	32.94
4th Quarter 2024	22	301,176	293,801.85	3.8%	19,173,722	18,443,511	63.66	59.18

Total 2024	38	408,374	401,000	5.1%	$23,000,614	$22,270,403	$56.32	$52.86

2025	78	728,232	716,848	9.4%	$58,102,169	$57,196,424	$79.79	$67.98
2026	65	827,346	806,589	10.4%	58,629,317	56,555,625	70.86	66.61
2027	67	704,595	691,945	8.8%	57,040,680	55,737,066	80.96	65.62
2028	60	690,352	675,904	8.7%	50,995,132	49,482,645	73.87	69.09
2029	53	687,179	676,333	8.6%	46,212,603	45,225,111	67.25	61.86
2030	34	863,423	826,108	10.8%	62,591,151	59,771,689	72.49	68.03
2031	21	338,295	332,071	4.2%	24,756,151	24,183,809	73.18	68.52
2032	19	717,471	702,705	9.0%	44,119,144	42,986,277	61.49	55.25
2033	18	274,393	258,804	3.4%	22,741,616	21,177,921	82.88	77.73
Thereafter	58	1,723,905	1,709,432	21.6%	104,013,110	102,634,937	60.34	53.46
Grand Total	511	7,963,565	7,797,739	100.0%	$552,201,687	$537,221,907	$69.34	$62.50

Unconsolidated JV Properties
2nd Quarter 2024 (4)	1	11,044	5,522	0.1%	$1,071,597	$535,798	$97.03	$70.00
3rd Quarter 2024	2	6,808	3,502.187	0.1%	510,581	256,947	75.00	58.89
4th Quarter 2024	4	21,058	11,180	0.1%	1,877,784	992,674	89.17	79.53

Total 2024	7	38,910	20,204	0.3%	$3,459,962	$1,785,419	$88.92	$73.21

2025	19	304,591	171,697	2.6%	$31,020,458	$17,481,731	$101.84	$86.01
2026	32	659,372	331,908	5.7%	78,574,424	39,481,948	119.17	111.13
2027	25	322,555	150,591	2.8%	40,298,209	19,193,520	124.93	124.42
2028	24	274,151	155,715	2.4%	32,196,134	18,603,671	117.44	119.78
2029	16	880,303	448,624	7.6%	64,231,246	32,545,480	72.96	79.16
2030	16	349,987	198,894	3.0%	39,294,154	22,215,858	112.27	91.62
2031	21	2,783,989	1,559,796	24.1%	209,651,496	116,896,903	75.31	77.57
2032	13	986,280	506,881	8.5%	89,456,277	46,187,789	90.70	100.20
2033	10	199,200	120,317	1.7%	25,342,471	16,180,580	127.22	129.76
Thereafter	59	4,773,930	2,809,418	41.3%	495,491,233	306,491,554	103.79	113.94
Grand Total	242	11,573,268	6,474,045	100.0%	$1,109,016,064	$637,064,453	$95.83	$100.37

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to June 30, 2024.

Supplemental Information	41	Second Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	—	—	—	—%	—	—	—	—
Thereafter	1	22,648	22,648	100.0%	18,362,136	18,362,136	810.76	511.93
	1	22,648	22,648	100.0%	$18,362,136	$18,362,136	$810.76	$511.93
Vacancy (5)		—						$0.00
Grand Total		22,648						$511.93

Other Retail
2024 (4)	1	430	430	0.1%	$12,096	$12,096	$28.13	$60.00
2025	2	14,197	14,197	3.0%	2,507,581	2,507,581	176.63	174.38
2026	4	10,104	10,104	2.2%	1,124,978	1,124,978	111.34	91.11
2027	6	30,531	29,475	6.5%	4,840,630	4,660,761	158.55	99.69
2028	4	11,393	9,526	2.4%	1,944,987	1,658,351	170.72	127.98
2029	4	27,702	27,702	5.9%	2,508,992	2,508,992	90.57	86.47
2030	6	52,462	52,462	11.2%	8,970,650	8,970,650	170.99	119.76
2031	3	7,343	7,343	1.6%	1,154,205	1,154,205	157.18	116.74
2032	7	71,237	71,237	15.2%	5,972,269	5,972,269	83.84	73.43
2033	7	63,848	63,848	13.6%	8,408,615	8,408,615	131.70	115.56
Thereafter	24	179,311	164,838	38.3%	17,112,228	15,734,055	95.43	71.82
	68	468,558	451,162	100.0%	$54,557,231	$52,712,553	$116.44	$91.66
Vacancy (5)		47,946						$76.22
Grand Total		516,504						$90.22

Alternative Strategy Portfolio
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	1	7,944	7,944	100.0%	1,504,764	1,504,764	189.42	394.65
Thereafter	—	—	—	—%	—	—	—	—
	1	7,944	7,944	100.0%	$1,504,764	$1,504,764	$189.42	$394.65
Vacancy (5)		—						$0.00
Grand Total		7,944						$394.65

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to June 30, 2024.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Second Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
2033	—	—	—	—%	—	—	—	—
Thereafter	1	13,092	4,748	100.0%	2,499,996	906,749	190.96	160.40
	1	13,092	4,748	100.0%	$2,499,996	$906,749	$190.96	$160.40
Vacancy (5)		—						$0.00
Grand Total		13,092						$160.40

Other Retail
2024 (4)	—	—	—	—%	$—	$—	$—	$—
2025	—	—	—	—%	—	—	—	—
2026	3	20,560	11,166	5.2%	10,629,075	5,970,694	516.98	346.81
2027	3	19,225	10,145	4.9%	11,181,679	6,303,510	581.62	460.98
2028	3	22,872	12,064	5.8%	3,387,901	1,843,386	148.12	160.14
2029	5	61,747	31,614	15.6%	6,311,336	2,968,346	102.21	83.43
2030	2	11,970	6,811	3.0%	6,927,167	3,941,558	578.71	304.49
2031	4	13,215	6,905	3.3%	1,529,694	844,044	115.75	99.57
2032	2	18,864	9,499	4.8%	1,292,263	652,062	68.50	114.93
2033	2	4,721	2,429	1.2%	572,656	293,529	121.30	148.09
Thereafter	14	221,815	129,785	56.2%	12,396,126	7,733,482	55.88	64.72
	38	394,989	220,418	100.0%	$54,227,897	$30,550,611	$137.29	$118.97
Vacancy (5)		47,760						$169.82
Grand Total		442,749						$124.45

Alternative Strategy Portfolio
2024 (4)	2	17,758	5,518	8.9%	$1,979,574	$616,664	$111.48	$148.83
2025	—	—	—	—%	—	—	—	—
2026	3	17,869	6,381	9.0%	7,641,362	3,148,207	427.63	261.69
2027	1	1,685	420	0.8%	445,327	111,109	264.29	175.00
2028	1	1,819	454	0.9%	207,732	51,829	114.20	99.91
2029	3	32,599	16,524	16.4%	23,952,029	12,171,519	734.75	375.71
2030	—	—	—	—%	—	—	—	—
2031	2	23,536	21,077	11.8%	7,358,398	6,856,285	312.64	290.32
2032	—	—	—	—%	—	—	—	—
2033	1	16,343	15,526	8.2%	2,001,188	1,901,129	122.45	122.38
Thereafter	4	87,456	41,785	44.0%	45,676,646	22,374,481	522.28	459.16
	17	199,065	107,685	100.0%	$89,262,256	$47,231,223	$448.41	$346.79
Vacancy (5)		81,216						$363.45
Grand Total		280,281						$351.62

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2024. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to June 30, 2024.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	43	Second Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2024
2001 - 2024 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	88.4
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	80.1
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	11.4
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	76.4
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	13.3
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	34.2
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	76.4
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	83.1
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	77.3
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	93.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.9
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	85.9
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	96.3
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	91.8
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.2
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.8
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	43.9
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	91.8
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	73.1
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	82.9
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	76.8
					42,078,916	$26,258,062

Supplemental Information	44	Second Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2024 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
					29,695,158	$21,313,825	$718

Supplemental Information	45	Second Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2024
2005 - 2023 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	74.8
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	1,096,714	22.5	23.3
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
						15,440,688	$9,279,014
2024 Acquisitions
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0%	Leasehold Interest	369,000	$120,000	43.9	43.9
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	—	N/A
						379,040	$196,500

Supplemental Information	46	Second Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2023 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
						12,138,700	$9,921,298	$817
2024 Dispositions
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9%	Fee Interest	119,550	$963,000	$8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
						692,590	$1,628,100	$2,351

Supplemental Information	47	Second Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2024
2007 - 2024 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	72.4
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2024 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,134		$240

Supplemental Information	48	Second Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	49	Second Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Net (loss) income attributable to SL Green common stockholders	$(2,160)	$(360,194)	$10,981	$(399,925)
Add:
Depreciation and amortization	52,247	69,335	100,831	148,117
Joint venture depreciation and noncontrolling interest adjustments	72,238	65,149	146,496	134,683
Net loss attributable to noncontrolling interests	(2,024)	(24,622)	(2,417)	(28,584)
Less:
Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(8,129)	—	18,635	(79)
Purchase price and other fair value adjustments	(50)	(17,013)	(55,702)	(17,013)
Loss on sale of real estate, net	(2,741)	(26,678)	(2,741)	(28,329)
Depreciable real estate reserves	(13,721)	(305,916)	(65,839)	(305,916)
Depreciation on non-rental real estate assets	1,000	851	2,153	1,719
FFO attributable to SL Green common stockholders and unit holders	$143,942	$98,424	$359,385	$203,909

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023

Net income (loss)	$1,959	$18,389	$(160,058)	$(21,694)	$(379,228)
Depreciable real estate reserves	13,721	52,118	76,847	(389)	305,916
Loss (gain) on sale of real estate	2,741	—	4,557	(516)	26,678
Purchase price and other fair value adjustments	(1,265)	50,492	10,273	(10,183)	17,409
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	8,129	(26,764)	13,289	—	—
Depreciation and amortization	52,247	48,584	49,050	50,642	69,335
Income taxes	1,230	606	737	(544)	802
SUMMIT Operator tax expense	1,855	(1,295)	2,320	3,735	1,879
Amortization of deferred financing costs	1,677	1,539	1,510	2,152	2,154
Interest expense, net of interest income	35,803	31,173	27,400	27,440	40,621
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	147,288	151,036	151,577	153,417	134,001
EBITDAre	$265,385	$325,878	$177,502	$204,060	$219,567

Supplemental Information	50	Second Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Six Months Ended
Operating income and Same-store NOI Reconciliation	June 30,		June 30,
	2024	2023	2024	2023

Net (loss) income	$1,959	$(379,228)	$20,348	$(417,585)

Depreciable real estate reserves	13,721	305,916	65,839	305,916
Loss on sale of real estate, net	2,741	26,678	2,741	28,329
Purchase price and other fair value adjustments	(1,265)	17,409	49,227	17,170
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	8,129	—	(18,635)	79
Depreciation and amortization	52,247	69,335	100,831	148,117
SUMMIT Operator tax expense	1,855	1,879	560	3,146
Amortization of deferred financing costs	1,677	2,154	3,216	4,175
Interest expense, net of interest income	35,803	40,621	66,976	82,274
Operating income	116,867	84,764	291,103	171,621

Equity in net (income) loss from unconsolidated joint ventures	(4,325)	21,932	(115,485)	29,344
Marketing, general and administrative expense	20,032	22,974	41,345	46,259
Transaction related costs	76	33	92	917
Loan loss and other investment reserves, net of recoveries	—	—	—	6,890
SUMMIT Operator expenses	23,188	22,836	45,046	43,524
Gain on early extinguishment of debt	(17,777)	—	(17,777)	—
Investment income	(6,191)	(9,103)	(13,594)	(18,160)
SUMMIT Operator revenue	(32,602)	(28,180)	(58,206)	(47,951)
Non-building revenue	(25,714)	(21,110)	(30,763)	(27,916)
Net operating income (NOI)	73,554	94,146	141,761	204,528

Equity in net income (loss) from unconsolidated joint ventures	4,325	(21,932)	115,485	(29,344)
SLG share of unconsolidated JV depreciation and amortization	70,652	60,781	140,098	125,504
SLG share of unconsolidated JV amortization of deferred financing costs	2,367	3,141	5,462	6,203
SLG share of unconsolidated JV interest expense, net of interest income	69,280	62,589	142,083	125,735
SLG share of unconsolidated JV gain on early extinguishment of debt	(30,705)	—	(172,369)	—
SLG share of unconsolidated JV investment income	(1,720)	(317)	(1,720)	(630)
SLG share of unconsolidated JV non-building revenue	(1,623)	(2,046)	(2,124)	(4,343)
NOI including SLG share of unconsolidated JVs	186,130	196,362	368,676	427,653

NOI from other properties/affiliates	(30,401)	(28,848)	(53,487)	(92,960)
Same-Store NOI	155,729	167,514	315,189	334,693

Straight-line and free rent	1,743	(3,082)	(1,162)	(8,882)
Amortization of acquired above and below-market leases, net	865	166	914	332
Operating lease straight-line adjustment	204	204	408	408
SLG share of unconsolidated JV straight-line and free rent	(1,324)	(6,448)	(3,216)	(15,001)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,409)	(4,212)	(8,816)	(8,436)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$152,808	$154,142	$303,317	$303,114

Lease termination income	(1,069)	(123)	(2,200)	(752)
SLG share of unconsolidated JV lease termination income	(57)	(355)	(3,343)	(734)
Same-store cash NOI excluding lease termination income	$151,682	$153,664	$297,774	$301,628

Supplemental Information	51	Second Quarter 2024

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Griffin	(212) 816-5871	michael.a.griffin@citi.com
Deutsche Bank	Omotayo Okusanya	(212) 250-9284	omotayo.okusanya@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	52	Second Quarter 2024

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	53	Second Quarter 2024